UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) August 18, 2010

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.

333-168010	ENTERGY ARKANSAS, INC. (an Arkansas corporation) 425 West Capitol Avenue Little Rock, Arkansas 72201 Telephone (501) 377-4372 71-0005900	333-168010-01	ENTERGY ARKANSAS RESTORATION FUNDING, LLC (a Delaware limited liability company) 425 West Capitol Avenue, 27th Floor Little Rock, Arkansas 72201 (501) 377-5886 27-2875268

________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

In connection with the issuance on August 18, 2010 by Entergy Arkansas Restoration Funding, LLC (the “Issuing Entity”) of $124,100,000 Senior Secured Storm Recovery Bonds, offered pursuant to the Prospectus dated August 6, 2010 and the Prospectus Supplement dated August 11, 2010, the Issuing Entity and Entergy Arkansas, Inc. (“EAI”) entered into the agreements listed below in Item 9.01 which are annexed hereto as exhibits to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

1.1	Underwriting Agreement dated August 11, 2010, by and among EAI, the Issuing Entity and the representatives of the underwriters.
4.1	Indenture dated as of August 18, 2010, by and between the Issuing Entity and The Bank of New York Mellon, as indenture trustee and securities intermediary (the “Indenture Trustee”).
4.2	Series Supplement dated as of August 18, 2010, by and between the Issuing Entity and the Indenture Trustee.
99.1	Storm Recovery Property Servicing Agreement dated as of August 18, 2010, by and between the Issuing Entity and EAI, as servicer.
99.2	Storm Recovery Property Purchase and Sale Agreement dated as of August 18, 2010, by and between the Issuing Entity and EAI, as seller.
99.3	Administration Agreement dated as of August 18, 2010, by and between the Issuing Entity and EAI, as administrator.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                           ENTERGY ARKANSAS, INC.

     By:   /s/ Theodore H. Bunting, Jr.
              Theodore H. Bunting, Jr.
              Senior Vice President and Chief
              Accounting Officer

Date: August 24, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERGY ARKANSAS RESTORATION FUNDING, LLC

By:  /s/ Theodore H. Bunting, Jr.
      Theodore H. Bunting, Jr.
      Chief Accounting Officer

Date: August 24, 2010

INDEX TO EXHIBITS

1.1	Underwriting Agreement dated August 11, 2010, by and among EAI, the Issuing Entity and the representatives of the underwriters.
4.1	Indenture dated as of August 18, 2010, by and between the Issuing Entity and The Bank of New York Mellon, as indenture trustee and securities intermediary (the “Indenture Trustee”).
4.2	Series Supplement dated as of August 18, 2010, by and between the Issuing Entity and the Indenture Trustee.
99.1	Storm Recovery Property Servicing Agreement dated as of August 18, 2010, by and between the Issuing Entity and EAI, as servicer.
99.2	Storm Recovery Property Purchase and Sale Agreement dated as of August 18, 2010, by and between the Issuing Entity and EAI, as seller.
99.3	Administration Agreement dated as of August 18, 2010, by and between the Issuing Entity and EAI, as administrator.